American Beacon Large Cap Value Fund
C Class

American Beacon Small Cap Value Fund
C Class

Supplement dated December 1, 2010 to the
Statement of Additional Information dated September 1, 2010

The information below supplements the Statement of Additional Information dated September 1, 2010, and is in addition to any other supplement(s):

American Beacon Large Cap Value Fund

On November 22, 2010, American Beacon Advisors, Inc. notified Metropolitan West Capital Management, LLC of its intent to terminate its services as a sub-advisor to the American Beacon Large Cap Value Fund.  The American Beacon Funds’ Board of Trustees appointed Massachusetts Financial Services Co. (“MFS”) as a sub-advisor to the American Beacon Large Cap Value Fund. The transition of assets managed by Metropolitan West Capital Management, LLC to MFS, Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Managers, LLC and Hotchkis and Wiley Capital Management, LLC will proceed based on market conditions and will be completed as soon as practicable.

In the “Investment Advisory Agreements” section, the following is added in alphabetical order and references to Metropolitan West Capital Management, LLC are deleted:

Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Massachusetts Financial Services Co.	Sun Life Financial, Inc.	Majority Owner	Financial Services

In the “Investment Advisory Agreements” section, the following is added to the table in alphabetical order:

Sub-Advisor	Investment Advisory Fees for 2007	Investment Advisory Fees for 2008	Investment Advisory Fees for 2009
Massachusetts Financial Services Co.(10)	N/A	N/A	N/A

(10)	As of November 22, 2010, Massachusetts Financial Services Co. became a sub-advisor to the Large Cap Value Fund.

In the “Investment Advisory Agreement” section after the table, the following is inserted before the next to last paragraph:

          Effective November 22, 2010, Massachusetts Financial Services Co. became sub-advisor to the Large Cap Value Fund.  The Manager has agreed to pay an annualized advisory fee of to Massachusetts Financial Services Co. according to the following schedule:

0.35% on the first $100 million in assets
0.30% on the next $400 million in assets
0.27.5% on the next $1 billion in assets
0.20% on assets over $1.5 billion

In the “Portfolio Manager” section the following is added to the first paragraph:

The number of accounts and assets shown for Massachusetts Financial Services Co. is shown as of October 31, 2010.

The following is added to the table in this section in alphabetical order and all references to Metropolitan West Capital Management, LLC are deleted:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Massachusetts Financial Services Co.
Steven Gorham	20($37.1 bil)	6($2.3 bil)	33($9.0 bil)	N/A	N/A	N/A
Nevin Chitkara	20($37.1 bil)	6($2.3 bil)	33($9.0 bil)	N/A	N/A	N/A

In the “Portfolio Manager” section- “Conflicts of Interest”, the following is added in alphabetical order and references to Metropolitan West Capital Management, LLC are deleted:

Massachusetts Financial Services Co. (“MFS”) The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager‘s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.  The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund‘s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund‘s trade allocation policies may give rise to conflicts of interest if the Fund‘s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund‘s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund‘s ability to participate in volume transactions will produce better executions for the Fund.  The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

In the “Portfolio Manager” section- “Compensation”, the following is added in alphabetical order and references to Metropolitan West Capital Management, LLC are deleted:

         MFS  Portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (―benchmarks).

In the “Portfolio Manager” section- “Ownership of Funds”, references to Metropolitan West Capital Management, LLC are deleted and the following is added:

Name of Investment Advisor and Portfolio Manager	Large Cap Value Fund
Massachusetts Financial Services Co.
Steven Gorham	None
Nevin Chitkara	None

American Beacon Small Cap Value Fund

On November 22, 2010, American Beacon Advisors, Inc. terminated Metropolitan West Capital Management, LLC as a sub-advisor to the American Beacon Small Cap Value Fund.

All references to Metropolitan West Capital Management, LLC and its portfolio managers are deleted, except the table of investment fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE